UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Carlyle GMS Finance, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Carlyle GMS Finance, Inc.

520 Madison Avenue, 38th Floor

New York, NY10022

March 26, 2014

To Our Stockholders:

We are pleased to invite you to attend the 2014 Annual Meeting of Stockholders of Carlyle GMS Finance, Inc. to be held on May 9, 2014, at 9:00 a.m., local time, at the offices of Sullivan & Cromwell, 125 Broad Street, 37th Floor, New York, NY 10004-2498.

The following pages include a formal notice of the meeting and our proxy statement. The proxy statement describes the matters on the agenda for the meeting. Please read these materials so that you will know what we intend to act on at the meeting. It is important that your shares be represented at the annual meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in this proxy statement.

On behalf of management and our Board of Directors, we thank you for your continued support of Carlyle GMS Finance, Inc.

Sincerely,

/s/ Michael J. Petrick
Michael J. Petrick
Chairman of the Board of Directors

New York, NY

March 26, 2014

Carlyle GMS Finance, Inc.

520 Madison Avenue, 38th Floor

New York, NY10022

Notice of the 2014 Annual Meeting of Stockholders

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the “Meeting”) of Carlyle GMS Finance, Inc. will be held at the offices of Sullivan & Cromwell, 125 Broad Street, 37th Floor, New York, NY 10004-2498 on May 9, 2014, at 9:00 a.m., local time. The Meeting is being held for the following purposes:

1.	To elect two directors to serve for a three-year term each and until their successors are duly elected and qualified or until the directors’ earlier resignation or removal.

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 19, 2014, are entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ Matthew Cottrell
Matthew Cottrell
Secretary

New York, NY

March 26, 2014

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to the stockholders (the “Annual Report”), which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Form 10-K”). The proxy statement, proxy card and the Company’s Annual Report are also available online at https://proxyonline.com/docs/carlylegms/. If you plan on attending the Meeting and voting your shares in person, you will need to bring photo identification and proof of ownership of shares as of the record date in order to be admitted to the Meeting. To obtain directions to the Meeting, please call the Company at 866-796-7180.

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Meeting. Stockholders also have the option to authorize their proxies by telephone or Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

Carlyle GMS Finance, Inc.

520 Madison Avenue, 38th Floor

New York, NY10022

PROXY STATEMENT

FOR THE 2014

ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited on behalf of the Board of Directors of Carlyle GMS Finance, Inc. (the “Board of Directors,” or the “Board”), which is sometimes referred to in this proxy statement as “GMS Finance”, “we”, “us”, “our”, or the “Company,” for use at the Company’s 2014 Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of Sullivan & Cromwell, 125 Broad Street, 37th Floor, New York, NY 10004-2498 on May 9, 2014, at 9:00 a.m., local time. Only holders of record of our common stock at the close of business on March 19, 2014, which is the record date, will be entitled to vote at the Meeting. At the close of business on the record date, we had 11,088,649 shares of common stock outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), and the Company’s Annual Report, are first being sent to stockholders on or about March 26, 2014. The Annual Report and Proxy Statement can both be accessed online at https://proxyonline.com/docs/carlylegms/.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of GMS Finance common stock represented by the proxy will be voted (1) FOR the election of two director candidates nominated by the Board and (2) FOR the ratification of the selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Should any matter not described above be properly presented at the Meeting, the named proxies will have discretion to vote the shares thereby represented in accordance with their judgment.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the record date.

The 2014 Annual Meeting of Stockholders is being held for the following purposes:

1. To elect two directors to serve for a three-year term each and until their successors are duly elected and qualified or until the directors’ earlier resignation or removal.

2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

3. To transact such other business as may properly come before the 2014 Annual Meeting of Stockholders or any postponement or adjournment thereof.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals

A majority of the outstanding shares of common stock must be present or represented by proxy at the Meeting in order to have a quorum. If you have properly voted by proxy online or via mail, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Stockholders do not have cumulative voting rights or rights of appraisal.

Provided a quorum is present, directors are elected by a plurality of the votes represented at the meeting and voted for nominee(s) in the election. Broker non-votes, if any, though counted for purposes of establishing a quorum, will not affect the outcome of the voting on the election of directors. A proxy marked “withhold” with respect to a director nominee will result in such director nominee receiving one fewer “FOR” vote that would count towards a plurality.

The affirmative vote of the majority of shares represented at the meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm. For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will have no effect on the outcome of the vote.

The inspector of elections appointed for the Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.

Adjournment of Meeting

In the event that a quorum shall fail to attend the Meeting, either in person or represented by proxy, the chairman of the Meeting shall have the power to adjourn the meeting sine die or from time to time not more than 120 days after the original record date without notice other than the announcement at the Meeting to permit further solicitation of proxies. If a meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the meeting as originally notified.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Proxies for the Meeting

The named proxies for the Meeting are Matthew Cottrell and Ian Sandler (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each director nominee named below, and will vote on any other matters properly presented at the Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, and the Annual Report, which consists of the Company’s 2013 Form 10-K.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors and officers of the Company, or certain employees of and affiliates of the Company’s advisor without special compensation therefor. The Company has also retained AST Fund Solutions, LLC (“AST FS”) to assist in the solicitation of proxies for a base fee of approximately $1,550, plus additional fees per contact with stockholders and for reimbursement of reasonable out-of-pocket expenses.

Housingholding of Proxy Materials

Under the rules adopted by the Securities and Exchange Commission (the “SEC”), companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

The bylaws of Carlyle GMS Finance, Inc. (the “Bylaws”) allows us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of our proxy statement and our Annual Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the attention of the Secretary of the Company, Matthew Cottrell, at our principal executive offices located at 520 Madison Avenue, 38th Floor, New York, NY 10022. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Matthew Cottrell, at our principal executive offices located at 520 Madison Avenue, 38th Floor, New York, NY 10022. You can call us by dialing 212-813-4900. You can access our proxy materials online at www.proxyonline.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of March 19, 2014, the beneficial ownership as indicated in the Company’s books and records of each current director, the nominees for director, the Company’s executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The percentage ownership is based on 11,088,649 shares of common stock outstanding as of March 19, 2014. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 38th Floor, New York, NY 10022.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
Michael J. Petrick	11,869	0.1%
Kenneth J. Kencel	2,967		*
Eliot P.S. Merrill	2,967		*
Independent Directors
Nigel D.T. Andrews	2,967		*
William P. Hendry	—	—
Michael L. Rankowitz	—	—
John G. Nestor	—	—
Executive Officers
Karen Vejseli	—	—
Ian J. Sandler	3,561		*
Matthew Cottrell	—	—
All Directors and Named Executive Officers as a Group	24,331	0.2%
Five-Percent Stockholders:
AFA Sjukforsakringsaktiebolag	801,143	7.2%

*	Represents less than one tenth of one percent.
(1)	For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each director and executive officer has sole voting and/or investment power over the shares reported.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is presently composed of seven directors, divided into three classes, each serving staggered three-year terms. The terms of our first class of directors will expire at this Meeting; the terms of our second class of directors will expire at the 2015 annual meeting of stockholders; and the terms of our third class of directors will expire at the 2016 annual meeting of stockholders.

The Board has nominated Michael J. Petrick and Michael L. Rankowitz as directors to serve until their respective successor is duly elected and qualified at the annual meeting of stockholders held in 2017 or until his earlier death, resignation or removal. Mr. Petrick serves as the Chairman of our Board of Directors and is a member of our Pricing Committee. Mr. Petrick is an “interested person” of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) because he presently serves as the Head of The Carlyle Group L.P.’s (“Carlyle’s”) Global Market Strategies platform (“GMS”). Mr. Rankowitz serves as a director of our Board of Directors and is a member of our Audit Committee and our Pricing Committee. The Board has determined that Mr. Rankowitz is not an “interested person” of the Company, of Carlyle GMS Investment Management L.L.C., our investment adviser (the “Adviser” or “CGMSIM”), or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act.

Messrs. Petrick and Rankowitz have consented to being named in this proxy statement and to serving as directors if elected at the Meeting. If for any reason, either becomes unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Messrs. Petrick and Rankowitz will be unable or unwilling to serve.

The board recommends that stockholders vote “FOR” the Company’s nominees for Directors.

Biographical Information

Set forth below are brief biographies of Messrs. Petrick and Rankowitz and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer who is not a director. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 38th Floor, New York, NY 10022.

Nominees for Election as Class I Directors

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Michael J. Petrick	52	Chairman of the Board of Directors (Interested)	2	2017	2012
Michael L. Rankowitz	56	Director (Independent)	2	2017	2013

(1)	The term “Fund Complex” refers to both the Company and an affiliated fund, NF Investment Corp. (“NFIC”), a business development company (“BDC”) that has the same Adviser and administrator, Carlyle GMS Finance Administration L.L.C. (the “Administrator” or “CGMSFA”) as the Company. Directors and officers who oversee both funds in the fund complex are noted.

Michael J. Petrick has served as the Chairman of our Board of Directors since 2012 and is Chairman of the Adviser’s Investment Committee. He is also a member of the Board’s Pricing Committee. He is a Managing Director of Carlyle, Head of GMS, and a member of Carlyle’s Management Committee as of March 14, 2013. He

is also Chairman of the Board of Directors and Chairman of the Investment Committee of NFIC. As Head of GMS, Mr. Petrick leads Carlyle’s array of structured credit, mezzanine and distressed teams and oversees Carlyle’s interests in hedge funds. Prior to joining Carlyle, Mr. Petrick had a 20-year career at Morgan Stanley. In addition to being Global Head of Institutional Sales and Trading and a member of Morgan Stanley’s Operating Committee and Management Committee, Mr. Petrick presided over numerous businesses at Morgan Stanley, including Global Head of Corporate Credit, Global Head of Non-Investment Grade, Global Head of Distressed Investing, and Global Head of Leveraged Finance and Restructurings. In these various capacities, Mr. Petrick was responsible for a diverse set of asset classes, including equities, commodities, corporate, residential, commercial, proprietary trading, tax and direct investments. Mr. Petrick has served on the boards of DigitalGlobe and Marvel Entertainment. Mr. Petrick graduated with a B.A. in chemistry and economics from Grinnell College in 1984. He earned his M.B.A. in finance from the University of Chicago in 1987. Mr. Petrick’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s investment platform, and experience as a director of other public and private companies provides our Board of Directors with valuable insight and leadership.

Michael L. Rankowitz has served on our Board of Directors since 2013, and is a member of our Audit Committee and our Pricing Committee. He is also a director and a member of the Audit Committee and the Pricing Committee of NFIC. Mr. Rankowitz has served as a senior advisor to Morgan Stanley, and as a member of its pension committee, since 2006. In 2001, Mr. Rankowitz retired from Morgan Stanley, where he worked for over 20 years, most recently as co-head of global high yield, responsible for risk management, research and sales for high yield, emerging markets, bank debt and distressed securities. He is a formerly a director and chairman of the finance committee of the New York Racing Association. Mr. Rankowitz, with his extensive knowledge of the leveraged finance markets across both loans and bonds, will provide critical insight on risk management and portfolio valuation, and strategic direction on the portfolio across difference market cycles.

Incumbent Class II Directors: Term Expiring 2015

Set forth below is certain information relating to our directors, including details on each director/nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a director of the Company.

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Eliot P.S. Merrill	43	Director (Interested)	1	2015	2013
Nigel D.T. Andrews	66	Director (Independent)	1	2015	2012

(1)	The term “Fund Complex” refers to both the Company and NFIC. Directors and officers who oversee both funds in the fund complex are noted.

Eliot P.S. Merrill has served on our Board of Directors since 2013. Mr. Merrill is a Managing Director of Carlyle, where he focuses on U.S. buyout opportunities in the telecommunications and media sectors. He is based in New York. Prior to joining Carlyle in 2011, Mr. Merrill was a Principal at Freeman Spogli & Co., a buyout fund with offices in New York and Los Angeles. Prior to that, Mr. Merrill worked at Dillon Read & Co. in the Mergers and Acquisitions Group. Prior to that, Mr. Merrill was a Sail Consultant and Special Project Coordinator for Doyle Sailmakers, Inc. He currently is a member of the Board of Directors of Getty Images and TCW Group. Mr. Merrill has previously served on the boards of AMC Loews and Nielson Company B.V. Mr. Merrill graduated magna cum laude from Harvard College. Mr. Merrill’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s investment platform, and experience as a director of other public and private companies provides our Board of Directors with valuable insight.

Nigel D.T. Andrews has served on our Board of Directors since 2012, and is a member of our Audit Committee. Mr. Andrews currently serves as a director and as a member of the audit and remuneration committees of Old Mutual plc. (since 2002), as a trustee of Victory Funds (since 2002) and as a governor of the London Business School (since 2002) and also manages his own private investments. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a NYSE listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the Chairman of the Board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews received an M.B.A. from the London Business School and a B.Sc. from the University of Sheffield. Mr. Andrew’s broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board of Directors with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.

Incumbent Class III Directors: Term Expiring 2016

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Kenneth J. Kencel	55	President and Director (Interested)	2	2016	2012
William P. Hendry	64	Director (Independent)	2	2016	2013
John G. Nestor	69	Director (Independent)	2	2016	2013

(1)	The term “Fund Complex” refers to both the Company and NFIC. Directors and officers who oversee both funds in the fund complex are noted.

Kenneth J. Kencel has served on our Board of Directors since 2012 and is our President. Mr. Kencel is a member of the Adviser’s Investment Committee and serves as a Managing Director of Carlyle. . He is also a director and the President of NFIC. Mr. Kencel previously served as President and Chief Executive Officer of Churchill Financial from its founding in February 2006 until its acquisition by Carlyle in November 2011. Previously, Mr. Kencel served as Head of Leveraged Finance for RBC Capital Markets, a division of Royal Bank of Canada, from 2001 to 2004. At RBC Capital Markets, Mr. Kencel was responsible for all leveraged finance activities and for managing RBC Capital Markets’ relationships with private equity investment firms, and also served on the firm’s Mezzanine Investment and Debt Capital Markets Underwriting Committees. Prior to joining RBC Capital Markets, Mr. Kencel served as Co-Head of Indosuez Capital, a middle market merchant banking and asset management business. During his over 25-year career, Mr. Kencel has had a broad range of experience in middle market leveraged finance, having been a founder of the high yield finance businesses at both Chase Securities Inc. (now JP Morgan) and SBC Warburg Inc. (now UBS). He serves on the Board of Advisors and is an Adjunct Professor at the McDonough School of Business at Georgetown University. Mr. Kencel received his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University School of Law. Mr. Kencel’s depth of experience in corporate finance, capital markets and financial services, as well as his intimate knowledge of Carlyle GMS Finance’s business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

William P. Hendry has served on our Board of Directors since 2013, and is the Chairman of our Audit Committee. He is also a director and Chairman of the Audit Committee of NFIC. Mr. Hendry is currently a special adviser to Promethean Investments L.L.P., London and is Chairman of the Board at Pharma-Cycle L.L.C. Mr. Hendry served as a director on the Board of First City from August 2010 and was Chairman from August 2011 until the company was acquired by Varde in early 2013. Mr. Hendry has more than 30 years of experience in the banking industry and headed Bank of Scotland’s operations in the United States before it was acquired in 2009 by Lloyds Banking Group. He launched W.P. Hendry and Associates in February 2009, a bank consulting firm that handles complex business and lending issues. Mr. Hendry has held senior banking positions in Scotland, Northern Ireland, Canada, the Middle East, Africa and the United States. Mr. Hendry has extensive experience in mergers and acquisitions, most notably at Drive Financial Services (a national subprime auto lender) where he led HBOS plc’s investment analysis group in 2000, then becoming Chairman of the Board until the business was sold to Banco Santander in 2006. Mr. Hendry holds an MBA from the University of Strathclyde and completed an advanced management program at Harvard Business School. He is a Fellow of the Institute of Bankers in Scotland and a Fellow of the Institute of Canadian Bankers. Mr. Hendry is an experienced leader whose numerous management positions and global experiences in the financial services sector have provided him with an abundance of skills and valuable insight in handling complex financial transactions and issues, all of which makes him well qualified to serve on our Board.

John G. Nestor has served on our Board of Directors since 2013, and is a member of our Audit Committee. He is also a director and a member of the Audit Committee of NFIC. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is chairman and senior managing partner for this private investment firm. Prior to joining Kirtland Capital, Mr. Nestor worked for 16 years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977 Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and in 1979 he moved to Cleveland to manage Continental’s Cleveland Office. Mr. Nestor is a member of the advisory board of Kirtland Capital Partners and is Chairman of SmartSource Computer and Audio Visual Rentals. Mr. Nestor is also a board member for Essex Rental Corp. and Truck Bodies and Equipment International, Inc. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation and the Deaconess Community Foundation. He is also a member of the advisory board of the Beech Brook Leadership Advisory Council. Mr. Nestor is the former chairman of the board of trustees of the Cleveland Foodbank and The Diversity Center. A native of Cleveland, Mr. Nestor attended St. Ignatius High School. He holds an undergraduate degree in business from Georgetown University, an MBA from the University of Notre Dame and an MA in Urban Studies from Loyola University of Chicago. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide our board valuable insight.

Equity Owned by Directors and Nominees in the Company

The following table sets forth the dollar range of equity securities of the Company beneficially owned by each director or director nominee as of the Record Date.

Dollar Range of our Common Stock Beneficially Owned(1)(2)
Interested Directors
Michael J. Petrick	Over $100,000
Kenneth J. Kencel	$50,001 - $100,000
Eliot P.S. Merrill	$50,001 - $100,000
Independent Directors
Nigel D.T. Andrews	$50,001 - $100,000
William P. Hendry	—
Michael L. Rankowitz	—
John G. Nestor	—

(1)	The dollar ranges used in the above table are $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of March 19, 2014, multiplied by the Company’s net asset value per share as of December 31, 2013.

Information Regarding Executive Officers Who Are Not Directors

	Age	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)	Officer Since
Karen Vejseli	40	Chief Financial Officer and Treasurer	2	2012
Ian J. Sandler	39	Chief Operating Officer and General Counsel	2	2012
Matthew Cottrell	41	Chief Compliance Officer and Secretary	2	2012

(1)	The term “Fund Complex” refers to both the Company and NFIC. Directors and officers who oversee both funds in the fund complex are noted.

Karen Vejseli has served as our Chief Financial Officer and Treasurer since 2012 and is a Managing Director of Carlyle and Chief Financial Officer of GMS. She is also Chief Financial Officer and Treasurer of NFIC. Prior to joining Carlyle, Ms. Vejseli served as a Director at AIG, Inc. from 2010 to 2011 where she led global accounting policy implementation for the Chief Accounting Officer and oversaw corporate transaction accounting and tax review, among other responsibilities. Previously, Ms. Vejseli had a 14-year career at EY in the asset management practice in New York. Ms. Vejseli was an audit partner at EY responsible for serving public asset managers, 1940 Act registered investment companies and other alternative investment vehicles. Ms. Vejseli graduated with a B.B.A. in accounting from Stetson University and earned her Master of Accountancy from Virginia Polytechnic Institute and State University. Ms. Vejseli is a Certified Public Accountant and member of both the American Institute of Certified Public Accountants as well as the New York State Society of Certified Public Accountants.

Ian J. Sandler has served as our Chief Operating Officer and General Counsel since 2012 and is a Managing Director of Carlyle and Chief Operating Officer and Chief Legal Officer of GMS. He is also the Chief Operating Officer and General Counsel of NFIC. Prior to joining Carlyle, Mr. Sandler had a 7-year career at Morgan Stanley. Mr. Sandler was the Global Chief Operating Officer for the technology and modeling division. Prior to that role, Mr. Sandler served as the global head for the loan closing business and the Chief Operating Officer for the loan and high yield business. During his tenure at Morgan Stanley, Mr. Sandler served on the Loan Syndication and Trading Association (“LSTA”) Board of Directors from 2005 to 2009 and served as the Vice-Chairman of the LSTA from 2007 to 2009. Prior to working at Morgan Stanley, Mr. Sandler worked as a bankruptcy lawyer at Kramer Levin Naftalis and Frankel. Mr. Sandler received a J.D. from the University of Pennsylvania Law School. He received a Bachelor in General Studies from the University of Michigan. Mr. Sandler holds Series 7, 24 and 63 licenses.

Matthew Cottrell has served as our Chief Compliance Officer and Secretary since 2012 and is a Director of Carlyle based in London. He is also Chief Compliance Officer and Secretary of NFIC. Since joining Carlyle in 2006, Mr. Cottrell has been involved with fund structuring, documentation and management of a range of collateralized loan obligations (“CLO”), low levered, market value and synthetic funds together with regulation, compliance and operations management for GMS in Europe. Prior to joining Carlyle, Mr. Cottrell was a Director in structured finance and credit policy at Fitch Ratings and he practiced as a banking lawyer in the international finance group at Ashurst, an international law firm. Mr. Cottrell holds a B.Sc. (Hons) in Mathematics and Philosophy from Durham University and an LPC from the College of Law. From 1998 to 2002, Mr. Cottrell was a Solicitor of the Supreme Court of England and Wales. He is a CFA charterholder and has a CIMA diploma in management accounting.

CORPORATE GOVERNANCE

Our Board of Directors

Board Composition

Our Board consists of seven members. Pursuant to our articles of amendment and restatement, (the “Articles of Amendment and Restatement”), the Board is divided into three classes, with the members of each class each serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of our Class I directors will expire at the Meeting; the term of our Class II directors will expire at the 2015 annual meeting of the stockholders; and the term of our Class III directors will expire at the 2016 annual meeting of stockholders.

Messrs. Petrick and Rankowitz serve as Class I directors (with a term expiring at the Meeting). Messrs. Merrill and Andrews serve as Class II directors (with a term expiring in 2015). Messrs. Kencel, Hendry and Nestor serve as Class III directors (with a term expiring in 2016). Any Class I directors elected at the Meeting will have a term expiring in 2017.

Independent Directors

Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Messrs. Andrews, Hendry, Rankowitz and Nestor qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Interested Directors

Messrs. Petrick, Kencel and Merrill are considered “interested persons” (as defined in the 1940 Act) of the Company because of their respective relationship with our Adviser or affiliated persons of the Adviser.

Meetings and Attendance

Our Board met five times during 2013, including one organizational meeting, three regular quarterly meetings, and one special meeting, and acted on various occasions by written consent. No incumbent director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board (held during the period for which he has been a director). No incumbent director attended fewer than 75 percent of the aggregate of the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

Board Attendance

All directors are expected to attend at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board of Directors and committee meetings as well as each annual meeting of our stockholders.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders at such times.

Presently, Mr. Petrick serves as the Chairman of our Board of Directors. Mr. Petrick is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he presently serves as the Head of GMS. We believe that Mr. Petrick’s extensive knowledge of the financial services industry and capital markets in particular qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Petrick’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations.

Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board of Directors and is comprised solely of independent directors, and (b) active monitoring by our Chief Compliance Officer and of our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator and The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.,” with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Communications with Directors

Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chairman of any of our Board committees or with our non-management directors as a group by mail addressed to the applicable directors or director group, in the care of the Secretary of the Company, Matthew Cottrell, Carlyle GMS Finance, Inc., 520 Madison Avenue, 38th Floor, New York, NY 10022. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Pricing Committee, and may establish additional committees in the future. The Board of Directors does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those directors whose term is not expiring currently. The Board of Directors does not have a standing compensation committee because our executive officers do not receive any direct compensation from us.

Audit Committee

The Audit Committee is currently composed of Messrs. Andrews, Hendry, Rankowitz and Nestor, all of whom are not considered “interested persons” of our company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hendry serves as Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Hendry is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Andrews, Hendry, Rankowitz and Nestor, meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. The Audit Committee held one organizational meeting and five regular meetings in 2013.

Our Audit Committee’s charter is available on our website at: www.carlyle.com/our-business/carlyle-gms-finance-inc.

Pricing Committee

The Pricing Committee is currently composed of Messrs. Petrick and Rankowitz. The Pricing Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Pricing Committee. The principal goals of the Pricing Committee are to approve the offering price of shares of the Company’s common stock in accordance with Company’s valuation policies, and to ensure that the Company is not selling its common stock at a price below net asset value of such common stock, as required by Section 23 of the 1940 Act, as made applicable to BDCs by Section 63 of the 1940 Act.

Director Nominations

Nomination for election as a director may be made by the Board of Directors or by stockholders in compliance with the procedures set forth in our Bylaws. The Board of Directors does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those directors whose term is not expiring currently.

The Board of Directors seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our company and our stockholders. In considering possible candidates for election as a director, the Board takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of our Board of Directors and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that our Board of Directors represents a range of backgrounds and experience.

The Board of Directors has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Board of Directors considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. The Board of Directors generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. The Board of Directors believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Code of Ethics

We and CGMSIM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our and CGMSIM’s personnel in securities that may be purchased or sold by us.

Involvement in Certain Legal Proceedings

The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contract with our portfolio companies. The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company.

Election of Officers

Our Board elects our officers and our officers serve until their resignation or termination or until their successors are duly elected and qualified.

Compensation and Insider Participation

Compensation of Independent Directors

We pay each Independent Director the following amounts for serving as a director (i) a $75,000 annual fee; (ii) $2,500 for each meeting of the Board attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such board meeting, and $1,000 for each board meeting attended telephonically; (iii) $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting; and (iv) the Chairman of the Audit Committee of the Board of Directors shall receive an annual fee of $5,000. During the year ended December 31, 2013, the Company reimbursed each Independent Director for certain out-of-pocket expenses such Independent Director incurred in connection with the fulfillment of his duties as an Independent Director.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2013:

	Fees Earned or Paid in Cash	Total
Nigel D.T. Andrews, Director	$68,250	$68,250
William P. Hendry, Director	$75,000	$75,000
Michael L. Rankowitz, Director	$71,250	$71,250
John G. Nestor, Director	$71,250	$71,250

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the investment advisory agreement entered into by and between the Company and the Adviser, as amended (the “Investment Advisory Agreement”) and the administration agreement entered into by and between the Company and the Administrator (the “Administration Agreement”). Each of our executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontrators.

None of our officers receives direct compensation from us. We have agreed to reimburse our Administrator, CGMSFA, for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that CGMSFA outsources any of its functions, we will pay the fees associated with such functions at cost. We have agreed to reimburse CGMSFA, Carlyle Employee Co., with whom we have a personnel agreement, and our sub-administrator, CELF Advisors LLP (“CELF”), for our allocable portion of the compensation of any personnel, other than legal department personnel, that they provide for our use.

No compensation is expected to be paid to directors who are “interested persons” with respect to us, as such term is defined in Section 2(a)(19) of the 1940 Act.

Certain Relationships and Related Party Transactions

Investment Advisory Agreement

On April 3, 2013, the Company’s Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act, approved the Investment Advisory Agreement between the Company and the Adviser in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the 1940 Act. Subject to the overall supervision of the Board of Directors, the Adviser provides investment advisory services to the Company. For providing these services, the Adviser receives a fee from the Company consisting of two components—a base management fee and an incentive fee.

Prior to an initial public offering of the Company’s common stock that results in an unaffiliated public float of at least 15% of the aggregate capital commitments received prior to the date of such initial public offering (a “Qualified IPO”), the base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average daily gross assets of the Company for the period adjusted for share issuances or repurchases, excluding any cash and cash equivalents and including assets acquired with leverage from use of the revolving credit facility. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. Base management fees for any partial quarter are prorated. As such, base management fees for the year ended December 31, 2013, were calculated commencing after May 8, 2013, the date the Company first called capital from investors. The Adviser contractually waived one-third (0.50%) of the base management fee prior to a Qualified IPO. The fee waiver will terminate if and when a Qualified IPO has been consummated.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Prior to any Qualified IPO of the Company’s common stock, pre-incentive fee net investment income, expressed as a rate of return on the average daily Hurdle Calculation Value (as defined below) throughout the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized). “Hurdle Calculation Value” means, on any given day, the sum of (x) the value of net assets as of the end of the calendar quarter immediately preceding such day plus (y) the aggregate amount of capital drawn from investors (or reinvested pursuant to a dividend reinvestment plan) from the beginning of the current quarter to such day minus (z) the aggregate amount of distributions (including share repurchases) made by the Company from the beginning of the current quarter to such day but only to the extent such distributions were not declared and accounted for on the books and records in a previous quarter.

The Company pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle of 1.50%;

•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 1.875% in any calendar quarter (7.50% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 1.875%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 20% of the Company’s pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 1.875% in any calendar quarter; and

•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.50% annualized) will be payable to the Adviser. This reflects that once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.

The Company will defer payment of any incentive fee otherwise earned by the Adviser if, during the most recent four full calendar quarter periods (or, if less, the number of full calendar quarters completed since the initial drawdown of capital from the stockholders, “Initial Drawdown”) ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to stockholders and (b) the change in net assets (defined as gross assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 6.0% of net assets (defined as gross assets less indebtedness) at the beginning of such period, provided, that such percentage will be appropriately prorated during the four full calendar quarters immediately following the Initial Drawdown. These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees will be carried over for payment in subsequent calculation periods. The Adviser may earn an incentive fee under the Investment Advisory Agreement on the Company’s repurchase of debt issued by the Company at a gain.

Prior to a Qualified IPO and subject to the receipt of any necessary regulatory approvals, the Company’s Adviser intends to make (or require individual employees or entities in which employees own an interest to make) capital commitments to purchase shares of the Company’s common stock in an amount equal to approximately 25% of each installment of the net after tax incentive fee that the Adviser receives from the Company. For the year ended December 31, 2013, there was no incentive fee paid on pre-incentive fee net investment income or realized capital gains, therefore, no commitments were made and no shares were issued to the Adviser related to the after tax incentive.

For the year ended December 31, 2013, base management fees were $625 thousand (net of waiver of $312 thousand), there were no incentive fees related to pre-incentive fee net investment income and there were no incentive fees related to realized capital gains. The accrual for any capital gains incentive fee under US GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. No incentive fees were deferred for the year ended December 31, 2013.

As of December 31, 2013, $625 thousand was included in base management fees payable in the Consolidated Statement of Assets and Liabilities included in the Annual Report and there were no accrued incentive fees. As of December 31, 2012, the Company had not completed its initial closing or commenced investment operations. No base management or incentive fees were accrued or paid to the Adviser prior to the commencement of investment activities.

On April 3, 2013, the Adviser entered into a personnel agreement with Carlyle Employee Co., an affiliate of the Adviser, pursuant to which Carlyle Employee Co. provides the Adviser with access to investment professionals.

As of December 31, 2013, the Adviser, members of senior management, and certain employees, partners, and affiliates of the Adviser committed $42.967 million to the Company.

Administration Agreement

On April 3, 2013, the Company’s Board of Directors approved the Administration Agreement between the Company and the Administrator. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.

For the year ended December 31, 2013, GMS Finance incurred $650 thousand in fees under the Administration Agreement, which are included in administrative service fees in the Consolidated Statement of Operations included in the Annual Report. As of December 31, 2013, $131 thousand was unpaid and included in administrative service fees payable in the Consolidated Statement of Assets and Liabilities included in the Annual Report. As of December 31, 2012, the Company had not completed its initial closing or commenced investment operations. No administrative services were provided or charged to the Company until commencement of operations.

Sub-Administration Agreements

On April 3, 2013, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF. Pursuant to the agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.

On April 3, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company. For the year ended December 31, 2013, fees incurred in connection with the sub-administration agreement, which amounted to $50 thousand, were included in other general and administrative in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2013, $50 thousand was unpaid and included in other accrued expenses and liabilities in the Consolidated Statement of Assets and Liabilities included in the Annual Report.

Placement Fees

On April 3, 2013, the Company entered into a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Adviser, which may require stockholders to pay a placement fee to TCG in addition to their capital commitments for TCG’s services.

For the year ended December 31, 2013, TCG did not earn or receive any placement fees from GMS Finance stockholders in connection with the issuance or sale of the Company’s common stock.

Board of Directors

As of December 31, 2013, certain directors have committed $1.75 million in capital commitments to the Company.

We have entered into a license agreement with Carlyle Investment Management L.L.C. (“CIM”), which wholly owns our Adviser and is a wholly owned subsidiary of Carlyle, pursuant to which CIM has granted us a non-exclusive, revocable and non-transferable license to use the name and mark “Carlyle.”

In connection with Stifel Financial Corporation’s (“SFC”) commitment to subscribe for $30 million of our common stock, we entered into an agreement with SFC, Stifel Nicolaus & Company Incorporated (“SN”) and Stifel Bank and Trust Company (together with SFC and SN, “Stifel”) pursuant to which we agreed to offer SN the opportunity to participate as an underwriter with the title “bookrunner” in the event we undertake an initial public offering (“IPO”) and any secondary and follow-on public equity offerings and to offer underwriting economics of not less than 15% in the case of our IPO and not less than 12.5% in the case of other equity offerings. This agreement will terminate not later than February 28, 2018.

Review, Approval or Ratification of Related Party Transactions

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board of Directors or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

From time to time the Adviser, the Administrator, their respective affiliates, may pay third-party providers to us of goods or services. We will subsequently reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf.

Address of Our Adviser and Administrator

The principal executive offices of our Adviser, Carlyle GMS Investment Management L.L.C., and our Administrator, Carlyle GMS Finance Administration L.L.C., are at 520 Madison Avenue, 38th Floor, New York, NY 10022.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, as defined under the Exchange Act, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such executive officers, directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis in 2013.

Required Vote

Each director nominee shall be elected by a plurality of all the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MICHAEL J. PETRICK AND MICHAEL L. RANKOWITZ

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP (“EY”) to serve as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2014. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of EY as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

EY’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.

Principal Accountant Fees and Services

Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to EY for professional services performed for the Company’s fiscal years ended December 31, 2013 and December 31, 2012.

Fiscal Year/Period	Audit Fees	Audit- Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2013	$341,500	$—	$—	$—
2012	$40,000	$—	$—	$—

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by EY.
(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by EY including primarily the review of the Company’s income tax returns.
(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by EY.

The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal years ended December 31, 2013 and 2012, and were pre-approved by the Audit Committee, in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2013. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by EY, the Company’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chair, William P. Hendry, who will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by EY to management.

The Audit Committee received and reviewed the written disclosures from EY required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with EY its independence. The Audit Committee has reviewed the audit fees paid by the Company to EY. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting EY from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2013 be included in the Company’s annual report on Form 10-K for 2013, for filing with the SEC. The Audit Committee also recommended the appointment of EY to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

Audit Committee Members:

William P. Hendry, Chairman

Nigel D.T. Andrews

Michael L. Rankowitz

John G. Nestor

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of EY to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF EY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

OTHER BUSINESS

The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2015 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than November 26, 2014. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Secretary of the Company, Matthew Cottrell, 520 Madison Avenue, 38th Floor, New York, NY 10022.

Bylaw Requirements for Stockholder Submission of Nominations and Proposals

A stockholder recommendation for nomination of a person for election to our board or a proposal for consideration at our 2015 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than December 10, 2014 and no later than 5:00 p.m., Eastern Time, on January 9, 2015; provided, however, that in the event that the date of the 2015 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2015 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORT

A copy of our Annual Report, which consists of our 2013 Form 10-K (including financial statements), is being furnished with this proxy statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Matthew Cottrell
Matthew Cottrell
Secretary

PROXY CARD FOR

CARLYLE GMS FINANCE, INC.

ANNUAL MEETING OF STOCKHOLDERS—MAY 9, 2014

The undersigned stockholder of Carlyle GMS Finance, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Matthew Cottrell and Ian Sandler, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Sullivan & Cromwell, 125 Broad Street, 37th Floor, New York, NY 10004-2498 on May 9, 2014, at 9:00 a.m., local time, and at all postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2014 Annual Meeting of Stockholders or any postponement or adjournment thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right. Use the internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.

2. Mail:	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to: TAG Proxy Services, PO Box 268, Lyndhurst, NJ 07071-9930.

3. Phone:	Dial toll-free 1-866-796-7180 to speak with a representative. Please have this proxy card available at the time of the call.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY. PROXY BALLOTS MUST BE RECEIVED BY MAY 8, 2014 TO BE COUNTED.

CARLYLE GMS FINANCE, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING STOCKHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

PROPOSAL(S):

1. The election of directors.	FOR	AGAINST	ABSTAIN

1a. Michael J. Petrick

1b. Michael L. Rankowitz

2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2014.	FOR	AGAINST	ABSTAIN

The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2014 Annual Meeting of Stockholders or any postponement or adjournment thereof.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (866) 796-7180 FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 9, 2014. A copy of the Notice of Stockholder Meeting, the Proxy Statement, Form 10k and Proxy Card are available at: https://proxyonline.com/docs/carlylegms/

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

THANK YOU FOR VOTING.